Security Benefit(SM)
                                   ELITEDESIGNS(SM) VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new EliteDesignsSM Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT

Please select the annuity type: [ ] Non-Qualified       [ ] 403(b) TSA          [ ] Roth 403(b) TSA       [ ] Roth IRA
                                [ ] SEP                 [ ] SIMPLE              [ ] Traditional IRA

Initial Contribution $ __________________________

FOR IRAS ONLY: Current Year $ ___________________ Prior Year $ ___________________ Rollover $ ___________________
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2. PROVIDE ANNUITANT INFORMATION

Name of Annuitant___________________________________________________________________________________________________________________
                 First                                  MI                               Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                                          City            State           ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)   Street Address                                    City            State           ZIP Code

Social Security Number/Tax I.D. Number _____________________________________________ Date of Birth _________________________________
                                                                                                             (mm/dd/yyyy)

Daytime Phone Number ________________________________________________ Home Phone Number ____________________________________________
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3. PROVIDE CONTRACTOWNER INFORMATION

[ ] Same as Annuitant

Name of Contractowner ______________________________________________________________________________________________________________
                      First                             MI                               Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                                           City           State           ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)   Street Address                                     City           State           ZIP Code

Social Security Number/Tax I.D. Number _____________________________________________ Date of Birth _________________________________
                                                                                                             (mm/dd/yyyy)

Daytime Phone Number ________________________________________________ Home Phone Number ____________________________________________
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4. PROVIDE JOINT OWNER INFORMATION

Name of Joint Owner ________________________________________________________________________________________________________________
                    First                               MI                               Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                                           City           State           ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)   Street Address                                     City           State           ZIP Code

Social Security Number/Tax I.D. Number _____________________________________________ Date of Birth _________________________________
                                                                                                             (mm/dd/yyyy)

Daytime Phone Number ________________________________________________ Home Phone Number ____________________________________________
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V9101 U (10-06)                         (10-06) EliteDesigns 16-90010-01 R (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)

For additional Primary Beneficiaries, please attach a separate list to the end of this application.

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PRIMARY BENEFICIARY NAME                                    DOB (MM/DD/YYYY)         RELATIONSHIP TO OWNER         % OF BENEFIT
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1.
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2.
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3.
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4.
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For additional Contingent Beneficiaries, please attach a separate list to the end of this application.
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CONTINGENT BENEFICIARY NAME                                 DOB (MM/DD/YYYY)         RELATIONSHIP TO OWNER         % OF BENEFIT
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1.
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2.
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6. PROVIDE REPLACEMENT INFORMATION

Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If Yes, please list the company and policy number.

Company Name ___________________________________________________  Policy Number ____________________________________________________
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7. CHOOSE OPTIONAL RIDERS AND WITHDRAWAL CHANGE SCHEDULE

YOU MUST SELECT ONE OF THE WITHDRAWAL CHARGE SCHEDULES BELOW.
      [ ] 0-Year Withdrawal Charge Schedule
      [ ] 5-Year Withdrawal Charge Schedule

YOU MAY SELECT ONE OR MORE OF THE FOLLOWING RIDERS.(1)
      [ ] Credit Enhancement Rider at 3%.
      [ ] 6% Dollar for Dollar Living Benefit Rider.(2)
      [ ] Return of Premium Death Benefit Rider.

1 Applicant may but is not required to select one or more of the optional riders.

2    Under this rider, the maximum interest rate used in computing benefits is
     3% for Contract Value allocated to the Low Duration Subaccounts (as defined in the Rider), although this Rider otherwise calculates benefits based upon an annual effective interest rate of 6%.
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V9101 U (10-06)                         (10-06) EliteDesigns 16-90010-01 R (2/4)

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8. INDICATE INVESTMENT DIRECTIONS

Please indicate your investment preferences below. Please use whole percentages totaling 100%

__%AIM V.I. Capital            __%PIMCO VIT Total Return          __%Rydex VT EP Moderate          __%Rydex VT OTC
   Appreciation                __%RVT CLS AdvisorOne              __%Rydex VT Europe               __%Rydex VT Precious Metals
__%AIM V.I. International         Amerigo                            Advantage                     __%Rydex VT Real Estate
   Growth                      __%RVT CLS AdvisorOne              __%Rydex VT Financial            __%Rydex VT Retailing
__%AIM V.I. Mid Cap Core          Berolina                           Services                      __%Rydex VT Russell
   Equity                      __%RVT CLS AdvisorOne              __%Rydex VT Government Long         2000(R) Advantage
__%DireXion Dynamic VP            Clermont                           Bond Advantage                __%Rydex VT Sector Rotation
   HY Bond                     __%Rydex VT Absolute               __%Rydex VT Health Care          __%Rydex VT Small Cap Growth
__%Dreyfus VIF International      Return Strategies               __%Rydex VT Hedged Equity        __%Rydex VT Small Cap Value
   Value                       __%Rydex VT Banking                __%Rydex VT Internet             __%Rydex VT Technology
__%Federated Fund for          __%Rydex VT Basic Materials        __%Rydex VT Inverse Dynamic      __%Rydex VT Telecommunications
   U.S. Government             __%Rydex VT Biotechnology             Dow                           __%Rydex VT Transportation
   Securities II               __%Rydex VT Commodities            __%Rydex VT Inverse              __%Rydex VT U.S. Government
__%Federated High Income       __%Rydex VT Consumer                  Government Long Bond             Money Market
   Bond II                        Products                        __%Rydex VT Inverse Mid Cap      __%Rydex VT Utilities
__%Fidelity(R) VIP             __%Rydex VT Dynamic Dow            __%Rydex VT Inverse OTC          __%SBL Global
   Contrafund(R)               __%Rydex VT Dynamic OTC            __%Rydex VT Inverse Russell         (OppenheimerFunds, Inc.)
__%Fidelity(R) VIP Growth      __%Rydex VT Dynamic Russell           2000(R)                       __%SBL Small Cap Value
   Opportunities                  2000(R)                         __%Rydex VT Inverse S&P 500         (Wells Capital Management
__%Fidelity(R) VIP Index 500   __%Rydex VT Dynamic S&P 500        __%Rydex VT Japan Advantage         Incorporated)
__%Fidelity(R) VIP Investment  __%Rydex VT Dynamic                __%Rydex VT Large Cap            __%Van Kampen LIT Government
   Grade Bond                     Strengthening Dollar               Growth                        __%Wells Fargo Advantage
__%Neuberger Berman            __%Rydex VT Dynamic                __%Rydex VT Large Cap Value         Opportunity VT
   AMT Guardian                   Weakening Dollar                __%Rydex VT Leisure              MUST TOTAL 100%
__%Neuberger Berman            __%Rydex VT Electronics            __%Rydex VT Mid Cap
   AMT Partners                __%Rydex VT Energy                    Advantage
__%Oppenheimer Main Street     __%Rydex VT Energy Services        __%Rydex VT Mid Cap Growth
   Small Cap Fund(R)/VA        __%Rydex VT EP Aggressive          __%Rydex VT Mid Cap Value
__%PIMCO VIT Low Duration      __%Rydex VT EP Conservative        __%Rydex VT Multi-Cap Core
__%PIMCO VIT Real Return                                             Equity
__%PIMCO VIT StocksPLUS(R)                                        __%Rydex VT Nova
   Growth and Income
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9. SALARY INFORMATION

PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION. Contribution Amount (select all that apply):

[ ] Pre-tax Qualified Contribution of $ _______________ per year or _______% per pay period.

[ ] After-tax Roth Contribution of $ _______________ per year or _______% per pay period.

Beginning: _______________________________________________ Please skip the following month(s): _____________________________________
                       Date (mm/dd/yyyy)

Will your employer match contributions? [ ] Yes [ ] No

Employer Name ______________________________________________________________________________________________________________________

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                                           City               State       ZIP Code

Billing Statement Address___________________________________________________________________________________________________________
(if different from above)  Street Address                                                City               State       ZIP Code
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10. SET UP ELECTRONIC PRIVILEGES

Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner.

[ ]    I do NOT wish to authorize electronic privileges.
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11. STATEMENT OF UNDERSTANDING

I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account. If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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V9101 U (10-06)                         (10-06) EliteDesigns 16-90010-01 R (3/4)

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12. STATE FRAUD DISCLOSURE

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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13. PROVIDE SIGNATURE

My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


x_________________________________________________________________  ________________________________________________________________
 Signature of Owner                    Date (mm/dd/yyyy)             Signed at (City/State)

x_________________________________________________________________
 Signature of Joint Owner              Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION

Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments: __________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


Print Name of Representative _______________________________________________________________________________________________________

x __________________________________________________________________________________________________________________________________
  Signature of Representative Date                                                                             (mm/dd/yyyy)

Address ____________________________________________________________________________________________________________________________
Street Address                                                                      City                State           ZIP Code

Daytime Phone Number _________________________________________________ Email Address _______________________________________________

Representative License I.D. Number _____________________________________________

Print Name of Broker/Dealer ________________________________________________________________________________________________________
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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V9101 U (10-06)                         (10-06) EliteDesigns 16-90010-01 R (4/4)